EX-99.B-77Q1

            WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.



SUB-ITEM 77Q1(a):   Amendments to Registrant's Bylaws:

     Amendment to Bylaws, dated November 19, 2003, filed by EDGAR on January 28, 2004 as Ex-99.B(a)mhbylawamend to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (incorporated by reference herein).